UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2007

STAR MARITIME ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32685 (Commission File Number)	20-2873585 (IRS employer identification no.)

103 Foulk Road Wilmington, Delaware (Address of principal executive offices)	19803 (Zip Code)

(Registrant's telephone number, including area code): (302) 656-1950

c/o Schwartz & Weiss, P.C.,
457 Madison Avenue
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

STAR MARITIME AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STAR MARITIME'S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION DESCRIBED HEREIN. STOCKHOLDERS OF STAR MARITIME AND OTHER INTERESTED PERSONS ARE ADVISED TO READ STAR MARITIME'S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT WHEN AVAILABLE BECAUSE THESE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ STAR MARITIME'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED ON MARCH 14, 2006, AS WELL AS STAR MARITIME'S QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED MARCH 31, 2007 FILED ON MAY 10, 2007 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF STAR MARITIME'S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE BUSINESS COMBINATION BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

STAR MARITIME ACQUISITION CORP.
103 FOULK ROAD
WILMINGTON, DELAWARE 19803
ATTENTION: CORPORATE SECRETARY

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, THE ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

Item 8.01.    Other Events

        On May 31, 2007, Star Maritime Acquisition Corp. (the "Company") issued a press release announcing that TMT Co., Ltd. ("TMT"), the seller of eight drybulk carriers to be acquired by the Company's wholly-owned Marshall Islands subsidiary, Star Bulk Carriers Corp. ("Star Bulk"), has procured a two year time charter for one of the Supramax vessels in Star Bulk's initial fleet. The acquisition of the vessels from subsidiaries of TMT is subject to the approval by the Company's stockholders of the merger of the Company with and into Star Bulk with Star Bulk as the surviving corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(c)
Exhibits

99.1
Press release of Star Maritime Acquisition Corp., dated May 31, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2007	STAR MARITIME ACQUISITION CORP.
	By:	/s/ PROKOPIOS (AKIS) TSIRIGAKIS
	Name:	Prokopios (Akis) Tsirigakis
	Title:	Chairman and Chief Executive Officer

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